Long-term Debt - Terms and Covenants (Details)	6 Months Ended
Jun. 30, 2019
Line of Credit Facility [Line Items]
Line of Credit Facility, Covenant Terms	The Company's credit facilities contain financial covenants and undertakings requiring the Company to maintain various financial ratios, including: - a minimum percentage of aggregate vessel value to secured loans (the security cover ratio or "SCR"); - a maximum ratio of total liabilities to market value adjusted total assets; - a minimum EBITDA to interest coverage ratio; - a minimum liquidity; and - a minimum market value adjusted net worth.
Debt Instrument, Covenant Compliance	As of June 30, 2019, the Company was in compliance with the applicable financial and other covenants contained in its debt agreements, including the 2022 Notes.